UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 24, 2005

(Date of earliest event reported)

COMPUTER NETWORK TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-13994	41-1356476
(State or other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

6000 Nathan Lane North, Plymouth, Minnesota 55442

(Address of principal executive offices, including Zip Code)

Telephone Number (763) 268-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – Entry into a Material Definitive Agreement.

On May 24, 2005, Computer Network Technology Corporation (“CNT”) entered into the Third Amendment of Rights Agreement (“Amendment”) with Mellon Investor Services LLC (“Mellon”) attached hereto as Exhibit 10.1.  The purpose of the Amendment is terminate the Rights Agreement, as previously amended, into which CNT has entered with Mellon, such termination to be effective upon notice by CNT to Mellon of the filing of the Articles of Merger in connection with the previously announced merger of Condor Acquisition, Inc., a wholly-owned subsidiary of McDATA Corporation, with and into CNT.

ITEM 9.01 – Financial Statements and Exhibits.

(c)                                  Exhibits

10.1                                                                           Third Amendment of Rights Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER NETWORK TECHNOLOGY CORPORATION

By:	/S/ GREGORY T. BARNUM
Gregory T. Barnum
Chief Financial Officer Computer Network Technology Corporation

Dated: May 25, 2005